Rule 497(e)
File Nos. 333-72042; 811-10559

TALCOTT RESOLUTION LIFE INSURANCE COMPANY

SEPARATE ACCOUNT ELEVEN

HV-5244 – PremierSolutions Standard (Series II)
HV-7969 – State of Iowa Retirement Investors Club 403(b)

Supplement dated September 11, 2026 to Prospectuses dated May 1, 2026

This supplement is regarding the Artisan Mid Cap Value Fund (“Fund”) in the above-referenced product Prospectuses.

As described in a prior Fund supplement, as well as a product supplement we sent you on or about August 27, 2026, the board of directors of Artisan Partners Funds, Inc. approved a plan of liquidation on June 30, 2026, pursuant to which the Fund was expected to cease operations and liquidate on or about August 28, 2026.

If you were invested in the Fund and did not transfer your account value out of the Fund—or your Plan did not transfer you to a new investment under the terms of your Plan, if applicable—your shares were sold on August 28, 2026 at that day’s price and we purchased shares of the American Century Investments® U.S. Government Money Market Fund - A Class on your behalf. You may transfer out of the American Century Investments® U.S. Government Money Market Fund without penalty within 30 days of this final notice.

There are no penalties or restrictions applied to any transfer related to this fund liquidation.

If you would like a second copy of the above-referenced product Prospectuses, or of the Fund prospectus, or if you would like to complete a transfer or request a transfer form, please call 1-844-804-8989.

PLEASE RETAIN THIS SUPPLEMENT WITH YOUR PROSPECTUS

2026-PROSUPP-29